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							   File Number: 333-9079
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                 October 1, 2018


                       PIONEER INTERNATIONAL EQUITY FUND


	SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
              OF ADDITIONAL INFORMATION, EACH DATED APRIL 1, 2018

Effective October 1, 2018, Amundi Pioneer is making the following changes regarding the fund's expenses.

MANAGEMENT FEE REDUCTION


MANAGEMENT FEE
The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Effective October 1, 2018, Amundi Pioneer's annual fee is reduced to 0.65% of the fund's average daily net assets up to $1 billion, and 0.60% of the fund's average daily net assets over $1 billion. The fee is accrued daily and paid monthly.

NEW EXPENSE LIMITATIONS

Effective October 1, 2018, the fund's expense limitations are modified as follows:

Class A shares - 1.15%

Class Y shares - 0.70%

Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to the above amounts. These expense limitations will be in effect through April 1, 2020.






                                                                   31277-00-1018
                                (Copyright)2018 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC